UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):        October 29, 2013

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 29, 2013, Regal Beloit Corporation ("the Company") announced the acquisition of Cemp, s.r.l. ("Cemp"), a European based electric motor company. Cemp is a leading designer, manufacturer and marketer of flameproof electric motors. A copy of the Company's news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits. The following exhibit is being furnished herewith:
99.1 News Release of Regal Beloit Corporation, dated October 29, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: October 29, 2013            By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99.1)	News Release of Regal Beloit Corporation, dated October 29, 2013.